Write Downs, Reserves and Recoveries	12 Months Ended
Dec. 31, 2012
Write Downs, Reserves And Recoveries
Write-downs, reserves and recoveries
WRITE DOWNS, RESERVES AND RECOVERIES

Our operating results include various pretax charges to record contingent liability reserves, recoveries of previously recorded reserves and other non-routine transactions. The following table presents the components of Write-downs, reserves and recoveries for continuing operations (in thousands):

	Year ended December 31,
	2012	2011
Gain on insurance claim, St Jo flood	$—	$(3,259)
Litigation reserve settlement, net	(707)	(1,529)
Settlement with insurance carriers	(78)	(1,600)
	$(785)	$(6,388)

The predecessor recorded no amounts in the line item Write downs, reserves and recoveries during the year ended December 31, 2010.

On June 27, 2011, we had to close our casino located in St. Joseph, Missouri due to flooding of the Missouri River; we reopened it on September 29, 2011. Our insurance policies provided both property damage and business interruption coverage, subject to deductibles. We settled our claim with our insurance carriers during the quarter ended December 31, 2011, recording $3.0 million in business interruption proceeds and $0.5 million in property damage proceeds, net of deductibles. We also recorded a net $0.3 million gain for proceeds in excess of the book value of property destroyed or damaged, net of approximately $0.1 million in deductibles under our policies. All proceeds from our insurance carriers were collected as of June 30, 2012.

As discussed further in Note 15, we entered into a settlement agreement with a party that had filed a claim against the Predecessor whereby we agreed to settle the litigation for a total of $4.0 million. In accordance with the terms of the settlement agreement, we made the payment in February 2012, and we recovered $0.5 million from our insurance carrier. We recorded the difference between the amount reserved as of December 31, 2010, and the settlement payment as income. Statutory interest accrued during 2011 totaled $0.8 million, which we had recorded as a general corporate expense, has also been reversed in the accompanying consolidated statements of operations. Additionally, we had maintained a cash reserve for this claim pursuant to the Bankruptcy Order; the restricted cash was released to us during 2012 to coincide with the effective date of the settlement.

As discussed further in Note 16, we self-funded health care benefits, up to a certain stop-loss amount, for employees at our Midwest casinos through December 31, 2008. We discovered an error in the placement of the policy that caused us to absorb expense above the stop loss during 2008 and 2009. In July 2011, we entered into a settlement agreement with the insurance broker and received $1.6 million as full settlement of the litigation claims related to the policy error. We recorded the settlement as income in the line item Write downs, reserves and recoveries in the accompanying consolidated statement of operations.